UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 26, 2008
NOVAVAX, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-26770 (Commission File Number)	22-2816046 (I.R.S. Employer Identification No.)

9920 Belward Campus Drive Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)
Registrant’s telephone number, including area code: (240) 268-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On June 26, 2008, Novavax, Inc. (“Novavax”) amended the lease for its corporate headquarters at 9920 Belward Campus Drive in Rockville, Maryland. The amendment (1) extends the term of the lease to January 31, 2017, (2) provides that the landlord will reimburse Novavax for up to $3 million in leasehold improvements (the “Allowance”) and (3) increases the monthly installments of base rent going forward by an amount equal to the monthly amortization of the Allowance over the remaining term at 11% interest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Novavax, Inc. (Registrant)
July 3, 2008	By:	/s/ Rahul Singhvi
		Name:	Rahul Singhvi
		Title:	President and Chief Executive Officer

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